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                                                                   Exhibit 10.15


                               Netrix Corporation

                              Amended and Restated
                       Nonstatutory Stock Option Agreement

1. Grant of Option.
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      This agreement evidences the grant by Netrix Corporation, a Delaware corporation (the "Company") on August 6, 1997 to Charles W. Stein (the "Holder"), of an option to purchase, in whole or in part, on the terms provided herein, a total of 10,423 shares of common stock, $.05 par value per share, of the Company ("Common Stock") (the "Shares") at $2.56 per Share, as a regrant of certain options originally granted to the Holder on September 7, 1995. Unless earlier terminated, this option shall expire on January 9, 1998 (the "Final Exercise Date").

      It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Holder", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2. Vesting Schedule.
   ----------------

      This option will become exercisable ("vest") as to 100% of the original number of Shares immediately upon the grant of the option (the "Grant Date"). This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

3. Exercise of Option.
   ------------------

      (a) Form of Exercise. Each election to exercise this option shall be in
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writing, signed by the Holder, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner mutually agreed upon by the Company and the Holder. The Holder may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

      (b) Exercise Period Upon Death or Disability. If the Holder dies or
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becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date, this option shall be exercisable until but not after the Final Exercise Date.

4. Nontransferability of Option.
   ----------------------------

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Holder, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Holder, this option shall be exercisable only by the Holder.

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5. Provisions of the Grant.
   -----------------------
      The terms of this option may be amended by an instrument in writing signed by both the Company and the Holder.


      IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                                 NETRIX CORPORATION

Dated:    August 13, 1997                        By:     /s/ Lynn C. Chapman
      -------------------------                     ----------------------------

                                                 Name:       Lynn C. Chapman
                                                      --------------------------

                                                 Title:     President and CEO
                                                       -------------------------



                            PARTICIPANT'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

                                                 CHARLES W. STEIN

                                                      /s/ Charles W. Stein
                                                 -------------------------------

                                                 Address:  11404 Fairfax Drive
                                                         -----------------------
                                                      Great Falls, VA  22066
                                                 -------------------------------

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